UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2024

Casa Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CASA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

Restructuring Support Agreement

On April 2, 2024, Casa Systems, Inc. (the “Company”) entered into a Restructuring Support Agreement (including all exhibits thereto, collectively, the “RSA”) with (i) certain of its affiliates (as set forth in the RSA, and together with the Company, the “Company Parties”), (ii) certain lenders (the “Consenting Superpriority Term Loan Lenders”) under that certain Superpriority Credit Agreement, dated as of June 15, 2023 (as amended, the “Superpriority Credit Agreement”); and (iii) certain lenders (the “Consenting Stub Lenders” and together with the Consenting Superpriority Term Loan Lenders, the “Consenting Term Loan Lenders”) under that certain Credit Agreement, dated as of December 20, 2016 (as amended, the “2016 Credit Agreement” and together with the Superpriority Credit Agreement, the “Credit Agreements”).

The transactions contemplated by the RSA include, among other things, (i) commencement of voluntary cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court (as defined below) (the “Chapter 11 Cases”) involving the Company, Casa Properties LLC, and Casa Systems Securities Corporation (“collectively, the “Debtors”); (ii) the Company’s use of cash collateral during the Chapter 11 Cases, with the support of the Consenting Term Loan Lenders; (iii) one or more asset sale transactions (the “Sale Transactions”) pursuant to section 363 of the Bankruptcy Code; and (iv) a prearranged chapter 11 plan of liquidation (the “Plan”). The RSA may be mutually terminated by the Company Parties and the Consenting Term Loan Lenders by mutual written agreement. The RSA will automatically terminate after the Plan Effective Date (as defined in the RSA). Moreover, the Company Parties and the Consenting Term Loan Lenders each have termination rights if certain conditions, including milestones set forth in the RSA, are not met.

The foregoing description of the RSA and the transactions and documents contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the RSA, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Certain of the transactions described in the foregoing shall be subject to approval by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Asset Purchase Agreement

On April 2, 2024, the Company and certain of its subsidiaries entered into an asset purchase agreement with Lumine Group US Holdco Inc. (“Lumine”) providing for the sale and purchase of the Debtors’ cloud-native software portfolio, radio access networks business and related assets (the “Cloud/RAN APA”). Under the Cloud/RAN APA, Lumine agreed, subject to the terms and conditions of the Cloud/RAN APA, to purchase the Transferred Assets and assume the Assumed Liabilities (each as defined in the Cloud/RAN APA) from the Company and certain of its subsidiaries for $15,000,000, subject to certain reductions as set forth in the Cloud/RAN APA. The Cloud/RAN APA includes customary representations and warranties, covenants, and closing conditions, in each case under the circumstances and subject to certain limitations as set forth therein, including, without limitation, provisions requiring the Company to reimburse Lumine for up to $750,000 for expenses incurred in connection with the Cloud/RAN APA under certain circumstances provided in the Cloud/RAN APA, the right of Lumine to designate executory contracts and to assume or reject unexpired leases. The Cloud/RAN APA is subject to approval of the Bankruptcy Court.

The foregoing description of the Cloud/RAN APA does not purport to be complete and is qualified in its entirety by reference to the Cloud/RAN APA, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Stalking Horse Asset Purchase Agreement

On April 2, 2024, the Company and certain of its subsidiaries entered into a “stalking horse” asset purchase agreement with Vecima Technology Inc. (“Vecima”), providing for the sale and purchase of certain assets related to the Debtors’ cable and broadband business units (the “Cable Stalking Horse APA”). Under the Cable Stalking Horse

APA, Vecima agreed, subject to the terms and conditions of the Cable Stalking Horse APA, to acquire the Transferred Assets and assume the Assumed Liabilities (each as defined in the Cable stalking Horse APA) from the Company and certain of its subsidiaries for $20,000,000, subject to certain reductions as set forth in the Cloud/RAN APA. The Cable Stalking Horse APA includes customary representations and warranties, covenants, and closing conditions, in each case under the circumstances and subject to certain limitations as set forth therein, including, without limitation, provisions requiring the Company to reimburse Vecima for up to $500,000 for expenses incurred in connection with the Cable Stalking Horse APA and to pay a break-up fee of $600,000, in each case under certain circumstances provided in the Cable Stalking Horse APA, and the right of Vecima to designate executory contracts and to assume or reject unexpired leases. The Cable Stalking Horse APA will be subject to higher and better offers during the Chapter 11 Cases and is subject to approval of the Bankruptcy Court.

Pursuant to the Debtors’ proposed bidding procedures, if approved by the Bankruptcy Court (the “Bidding Procedures”), interested parties would be invited to participate and submit binding offers in accordance with the Bidding Procedures. If one or more qualified bids (other than the transaction contemplated by the Cable Stalking Horse APA) were to be received by the qualified bid deadline as provided for in the Bidding Procedures, then the Company would proceed with an auction to determine the successful bid, subject to the terms of the Bidding Procedures.

The foregoing description of the Cable Stalking Horse APA does not purport to be complete and is qualified in its entirety by reference to the Cable Stalking Horse APA, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 1.03 Bankruptcy or Receivership.

Voluntary Petitions for Bankruptcy

On April 3, 2024, the Debtors filed voluntary petitions for relief under the Bankruptcy Code in the Bankruptcy Court thereby commencing the Chapter 11 Cases. The Company will continue to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company is seeking approval of various “first day” motions with the Bankruptcy Court, requesting customary relief intended to enable the Company to continue its ordinary course operations and to facilitate an orderly transition of its operations. The Company intends to sell substantially all of its assets during the Chapter 11 Cases.

The Company cannot be certain that holders of the Company’s common stock will receive any payment or other distribution on account of those shares following the Chapter 11 Cases.

Additional information about the Chapter 11 Cases is available online at https://dm.epiq11.com/casasystems. The information on that website is not incorporated by reference and does not constitute part of this Current Report on Form 8-K.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the Credit Agreements. The Credit Agreements provide that as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Credit Agreements are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Credit Agreements are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01 Regulation FD Disclosure.

On April 3, 2024, the Company issued a press release announcing the commencement of the Chapter 11 Cases. A copy of the press release is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this Current Report should be considered forward-looking statements, including, but not limited to, statements regarding (i) the RSA, Cloud/RAN APA, and/or Cable Stalking Horse APA, the transactions contemplated thereby, and the expected benefits thereof; (ii) the Company’s Chapter 11 Cases, including, without limitation, the outcome thereof and the Company’s expectations as to receipt of and timing for the Bankruptcy Court approvals; and (iii) the Company’s anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, anticipated results of operations, including the Company’s business strategies, the Company’s projected costs, prospects and plans, and other aspects of the Company’s operations or operating results. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “are optimistic,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on the Company’s current expectations and assumptions about future events and the impact of the transactions contemplated by (a) the RSA, Cloud/RAN APA, and Cable Stalking Horse APA and (b) the Chapter 11 Cases on the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this Current Report. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in these forward-looking statements. These factors include, without limitation: (1) the ability to close and consummate the transactions contemplated by the RSA, Cloud/RAN APA, and/or Cable Stalking Horse APA; (2) the results of the Company’s Chapter 11 Cases, including, without limitation, the outcome thereof and the Company’s expectations as to receipt of and timing for the Bankruptcy Court approvals; (3) the Company’s anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, anticipated results of operations, including the Company’s business strategies, the Company’s projected costs, prospects and plans, and other aspects of the Company’s operations or operating results; and (4) other factors discussed in the “Risk Factors” section of the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Quarterly Report on Form 10-Q and the Company’s most recent Annual Report on Form 10-K, which are on file with the SEC and available in the investor relations section of the Company’s website at http://investors.casa-systems.com and on the SEC’s website at www.sec.gov. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company disclaims any obligation to update publicly or revise any forward-looking statements for any reason after the date of this Current Report. Any reference to the Company’s website address in this Current Report is intended to be an inactive textual reference only and not an active hyperlink.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Restructuring Support Agreement

10.2	Cloud/RAN Asset Purchase Agreement

10.3	Cable Stalking Horse Asset Purchase Agreement

99.1	Press release issued April 3, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASA SYSTEMS, INC.

Date: April 3, 2024	By:	/s/ Edward Durkin
Edward Durkin Chief Financial Officer